UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 8, 2008

CROWN HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Pennsylvania	0-50189	75-3099507
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Crown Way, Philadelphia, PA		19154-4599
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code 215-698-5100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 7.01. REGULATION FD DISCLOSURE

Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS

SIGNATURE

EX-99 PRESS RELEASE

Item 7.01. Regulation FD Disclosure

On September 8, 2008, Crown Holdings, Inc. (the "Company") issued a press release announcing that Company executives expect to reaffirm its 2008 full year guidance for segment income and free cash flow at the Wachovia 2nd Annual 2008 Transportation and Packaging Conference in New York on September 9, 2008 and at the Key Banc Basic Materials & Packaging Conference in Boston on September 10, 2008.  A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.  The press release contains financial measures that are not defined terms under U.S. generally accepted accounting principles ("U.S. non-GAAP measures").  Reconciliations of the differences between the U.S. non-GAAP measures with the most directly comparable financial measures calculated and presented in accordance with U.S. generally accepted accounting principles are included in the press release.

The information contained in this Current Report on Form 8-K, including Exhibit 99 attached hereto, are deemed to be "furnished" and shall not be deemed to be "filed" for purposes of Section 18 of  the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liability of that section, and shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits

Pursuant to the rules and regulations of the Securities and Exchange Commission , Exhibit 99 referenced below and the information set forth therein are deemed to the "furnished" pursuant to Item 7.01 hereof and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liability of that section, and shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

(d) Exhibits.

The following is furnished as an exhibit to this report.

Exhibit
Number    Description

99         Crown Holdings, Inc. Press Release dated September 8, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CROWN HOLDINGS, INC.

By:	/s/ Kevin C. Clothier
Kevin C. Clothier
Vice President and Assistant Corporate Controller

Date:  September 9, 2008